As filed with the Securities and Exchange Commission on December 15, 2000
                                                   Registration No. 333-________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 2000

                          FIRST CONSULTING GROUP, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                    000-23651                95-3539020
(State or other jurisdiction of   (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)

                               ------------------

                       111 WEST OCEAN BOULEVARD, 4TH FLOOR
                          LONG BEACH, CALIFORNIA 90802
           (Address of Principal Executive Offices including Zip Code)

                                 (562) 624-5200
              (Registrant's Telephone Number, Including Area Code)





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ITEM 5.  OTHER EVENTS

         The Registrant is filing this current report on Form 8-K to make generally available certain information concerning the risk factors affecting the business, financial condition or operating results of the Registrant and for purposes of enabling the Registrant to incorporate the following information in its Registration Statement on Form S-3 (File No. 333-51948). The following information set forth below is substantially similar to the information contained in such Registration Statement.

                                  RISK FACTORS

         OUR BUSINESS FACES SIGNIFICANT RISKS. THE RISKS DESCRIBED BELOW MAY NOT BE THE ONLY RISKS WE FACE. ADDITIONAL RISKS THAT WE DO NOT YET KNOW OF OR THAT WE CURRENTLY THINK ARE IMMATERIAL MAY ALSO IMPAIR OUR BUSINESS OPERATIONS. IF ANY OF THE EVENTS OR CIRCUMSTANCES DESCRIBED IN THE FOLLOWING RISKS ACTUALLY OCCURS, OUR BUSINESS, FINANCIAL CONDITION OR RESULTS OF OPERATIONS COULD BE MATERIALLY ADVERSELY AFFECTED AND THE TRADING PRICE OF OUR COMMON STOCK COULD DECLINE. YOU SHOULD CAREFULLY CONSIDER AND EVALUATE ALL OF THE INFORMATION IN THIS PROSPECTUS, INCLUDING THE RISK FACTORS LISTED BELOW.

THERE ARE VARIOUS FACTORS WHICH MAY CAUSE OUR NET REVENUES, OPERATING RESULTS AND CASH FLOWS TO FLUCTUATE.

Our net revenue, operating results and cash flows may fluctuate significantly because of a number of factors, many of which are outside our control. These factors may include:

     -    Losing one or more significant clients

     - Fluctuations in market demand for our services, consultant hiring and utilization

     -    Delays in securing and completing client engagements

     -    Timing and collection of payments and new client engagements

     -    Increased competition and pricing pressures

     -    Losing key personnel and other employees

     - Changes in our, and our competitor's, business strategy, pricing and billing policies

     Timing of certain general and administrative expenses

     - Consummating an acquisition and the costs of integrating acquired operations

     -    Variability in the number of billable days in each quarter

     - Availability of foreign net operating losses and other credits against our earnings

     -    International currency fluctuations

A substantial portion of our expenses, particularly personnel and related costs, depreciation, office rent and occupancy costs, are relatively fixed. One or more of the foregoing factors may cause our operating expenses to be relatively high during any given period. In addition, we bill certain of our services on a fixed-price basis, and any assignment delays or expenditures of time beyond that projected for the assignment could result in write-offs of client billings. Significant write-offs could materially adversely effect our business, financial condition and results of operations. Based on the preceding factors, we may experience a shortfall in revenue or earnings or otherwise fail to meet public market expectations, which could materially adversely effect our business, financial condition and the market price of our common stock.

In particular, for the fiscal quarters ended December 31, 1999, March 31, 2000, June 30, 2000 and September 30, 2000, we reported net losses (including non-recurring items) of $354,000, $1,707,000, $3,864,000 and $6,178,000, respectively. We cannot assure you that we will return to profitability in the future, which could materially adversely affect our business, financial condition and the market price of our common stock.

THE LENGTH OF TIME REQUIRED TO ENGAGE A CLIENT AND TO COMPLETE AN ASSIGNMENT MAY BE UNPREDICTABLE AND COULD NEGATIVELY IMPACT OUR NET REVENUES AND OPERATING RESULTS.

The timing of client engagements and service fulfillment is not predictable with any degree of accuracy. Prior engagement cycles are not necessarily an indication of the timing of future client engagements or revenues.

Prior to client engagements, we typically spend a substantial amount of time and resources

-    identifying strategic or business issues facing the client,

-    defining engagement objectives,

-    gathering information,

-    preparing proposals and

-    negotiating contracts.

We may be required to hire new consultants before securing a client engagement. Clients may defer committing to new assignments for any length of time and for any reason. Such deferrals could require us to maintain a significant number of under-utilized consultants during any given period. In addition, failing to procure an engagement after spending such time and resources could materially adversely effect our business, financial condition and results of operations.

In particular, the outsourcing business which we conduct through our subsidiary, FCG Management Services, has very long lead times, requiring us to spend a substantial amount of time and resources in attempting to secure an outsourcing engagement. We cannot predict whether the investment of time and resources will result in a new outsourcing engagement or, if the engagement is secured, that the engagement will be on terms favorable to us.

The length of time required to complete an assignment often depends on factors outside our control, including:

     -    Existing information systems at the client site;

     - Changes or the anticipation of changes in the regulatory environment affecting healthcare and pharmaceutical organizations;

     -    Changes in the management or ownership of the client;

     -    Budgetary cycles and constraints;

     -    Availability of personnel and other resources; and

     -    Consolidation in the healthcare and pharmaceutical industries.

IF WE ARE UNABLE TO GENERATE ADDITIONAL REVENUE FROM OUR EXISTING CLIENTS, OUR BUSINESS MAY BE NEGATIVELY AFFECTED.

Our success depends on obtaining additional engagements from our existing clients. A substantial portion of our revenue is derived from services provided to our existing clients. The loss of a small number of clients may result in a material decline in revenues and cause us to fail to meet public market expectations of our financial performance and operating results. If we materially fail to generate additional revenues from our existing clients it may materially adversely effect our business, financial condition and results of operations.

IF WE FAIL TO MEET CLIENT EXPECTATIONS IN THE PERFORMANCE OF OUR SERVICES, OUR BUSINESS COULD SUFFER.

Our services often involve complex information systems and software, which are critical to the clients' operations. Our failure to meet client expectations in the performance of our services, including the quality, cost and timeliness of our services, may damage our reputation in the healthcare and pharmaceutical industries and adversely affect our ability to attract and retain clients. If a client is not satisfied with our services, we will generally spend additional human and other resources at our own expense to ensure client satisfaction. Such expenditures will typically result in a lower margin on such engagements and could materially adversely effect our business, financial condition and results of operations.

In the course of providing our services, we will often recommend the use of other software and hardware products. These products may not perform as expected or contain defects. If this occurs, our reputation could be damaged and we could be subject to liability. We attempt contractually to limit our exposure to potential liability claims. Such limitations may not be effective. A successful liability claim brought against us may adversely affect our reputation in the healthcare and pharmaceutical industries and could have a material adverse effect on our business, financial condition and results of operations. Although we maintain liability insurance, such insurance may not provide adequate coverage for successful claims against us.

OUR OUTSOURCING ACTIVITIES ENTAIL SIGNIFICANT ENGAGEMENTS IN WHICH WE WILL COMMIT TO SPECIFIC SERVICE LEVEL AGREEMENTS THAT DEFINE OUR RESPONSIBILITIES OVER THE CONTRACTED PERIOD.

Any failure on the part of us to meet contracted service levels may result in financial penalty or default of the contract, and may have a material adverse effect on us. Our outsourcing engagements are typically performed on a fixed price basis where we hire part or all of a client's information technology personnel. We cannot assure you that we will be able to retain these individuals, and effectively hire additional personnel as needed to meet the obligations of our contract. Our ability to achieve profitability in our outsourcing activities is dependent upon the accuracy of our forecasting and our ability to deliver the contracted scope of services within the constraints of the fixed price contract. Any failure by us in these areas may have a material adverse effect on the profitability of our outsourcing business.

In addition, our outsourcing agreements require that we invest significant amounts of time and resources in order to win the engagement, transition the client's information technology department to our management and complete the initial transformation of our client's information technology functioning to meet agreed-upon service levels. Often, we recover this investment through payments over the life of the outsourcing agreement. If we are unable to achieve agreed-upon service levels or otherwise breach the terms of our outsourcing agreements, the clients may have rights to terminate the agreements and we may be unable to recover our investments. In the case of our outsourcing agreement with the New York &

Presbyterian Hospital, this investment amounts to almost $10 million, which we will recover over the seven-year term of that agreement. Any failure by us to recover these investments may have a material adverse effect on our financial condition, results of operations and price of our common stock.

WE MAY BE UNABLE TO ATTRACT AND RETAIN A SUFFICIENT NUMBER OF QUALIFIED
EMPLOYEES.

Our business is labor-intensive and requires highly skilled employees. Most of our consultants possess extensive expertise in healthcare, insurance, pharmaceutical, information technology and consulting fields. To serve a growing client base, we must continue to recruit and retain qualified personnel with expertise in each of these areas. Competition for such personnel is intense. We compete for such personnel with management consulting firms, healthcare and pharmaceutical organizations, software firms and other businesses. Many of these entities have substantially greater financial and other resources than we do or can offer more attractive compensation packages to candidates, including salary, bonuses, stock and stock options. We may not be able to recruit and retain a sufficient number of qualified personnel to serve existing and new clients. If we fail to recruit and retain a sufficient number of qualified personnel, our ability to expand our client base or services could be impaired and our business, financial condition and results of operations could be adversely effected.

THE LOSS OF OUR VICE PRESIDENTS AND EXECUTIVE OFFICERS COULD NEGATIVELY AFFECT
US.

Our performance depends on the continued service of our vice presidents, executive officers and senior managers. In particular, we depend on such persons to secure new clients and engagements and to manage our business and affairs. The loss of such persons could result in disruption of our business and stock price volatility and could have a material adverse effect on our business, financial condition and results of operations. We have not entered into long-term employment contracts with any of our employees and do not maintain key employee life insurance.

CONTINUED OR INCREASED EMPLOYEE TURNOVER COULD NEGATIVELY AFFECT OUR BUSINESS.

We have experienced employee turnover as a result of:

-    dependence on lateral hiring of consultants,

-    travel demands imposed on our consultants,

- loss of employees to competitors and clients, and the growth in the number of internet-related companies.

Continued or increased employee turnover could materially adversely affect our business, financial condition and results of operations. In addition, many of our consultants develop strong business relationships with our clients. We depend on these relationships to generate additional assignments and engagements. The loss of a substantial number of consultants could erode our client base and decrease our revenue.

IF WE ARE UNABLE TO MANAGE OUR GROWTH, OUR BUSINESS MAY BE NEGATIVELY IMPACTED.

Our business has grown rapidly in recent years. This growth has placed new and increased demands on our vice presidents and other management personnel. This growth has also placed significant and increasing demands on our financial, technical and operational resources and on our information systems. To manage any future growth, we must (1) extend our financial reporting and information management systems to a growing number of offices and employees, and (2) develop and implement new procedures and controls to accommodate new operations, services and clients. Increasing operational and administrative demands may make it difficult for our vice presidents to engage in business development activities. Adding a significant number of new employees and offices may also impair our ability to maintain our service delivery standards and corporate culture. In addition, we have in the past changed, and may in the future change, our organizational structure and business strategy. Such changes may result in operational inefficiencies and delays in delivering our services. Such changes could also cause a disruption in our business and could have a material adverse effect on our business, financial condition and results of operations. If we fail to effectively manage our growth, our business, financial condition and results of operations could be adversely affected.

WE COULD BE NEGATIVELY IMPACTED IF WE FAIL TO SUCCESSFULLY INTEGRATE THE BUSINESSES WE ACQUIRE.

We intend to grow, in part, by acquiring complementary professional practices within the healthcare and pharmaceutical industries. In 1998, we completed three acquisitions; in 1999, we completed two more acquisitions; and through July 31, 2000 we have completed one additional acquisition. Integrating acquired operations is a complex, time-consuming and expensive process. All acquisitions involve risks that could materially and adversely effect our business and operating results. These risks include

-    distracting management from our business,

-    losing key personnel and other employees,

-    losing clients,

- costs, delays and inefficiencies associated with integrating acquired operations and personnel, and

-    amortizing the cost of acquired assets and goodwill.

Acquired businesses may not enhance our services, provide us with increased client opportunities or result in growth. Combining acquired operations with us may result in lower overall operating margins, greater stock price volatility and quarterly earnings fluctuations. Cultural incompatibilities, career uncertainties and other factors associated with such acquisitions may result in the loss of employees and clients. Failing to acquire and successfully integrate complementary practices could materially adversely effect our business, financial condition and results of operations.

OUR INTERNATIONAL OPERATIONS CREATE SPECIALIZED RISKS THAT CAN NEGATIVELY AFFECT US.

We provide our services to international clients. Expanding into international markets will require us to

-    spend a significant amount of management, human and financial resources,

-    hire additional personnel, and

-    establish international offices.

We may be unable to recruit and retain a sufficient number of qualified consultants in each country in which we intend to conduct our business. If we fail to recruit and retain qualified employees, our ability to expand internationally may be impaired and our business, financial condition and results of operations could be adversely effected. Our international operations are subject to a variety of risks, including:

-    Difficulties in creating international market demand for our services;

- Difficulties and costs of tailoring our services to each individual country's healthcare and pharmaceutical market needs;

-    Unfavorable pricing and price competition;

-    Currency fluctuations;

- Longer payment cycles in some countries and difficulties in collecting international accounts receivables;

- Difficulties in enforcing contractual obligations and intellectual property rights;

-    Adverse tax consequences;

- Increased costs associated with maintaining international marketing efforts and offices;

-    Adverse changes in regulatory requirements; and

-    Economic instability.

We have been performing services in Europe for international clients for three years, and we have not yet been profitable in providing those services. We have recently announced that we will cease performing healthcare consulting services in Europe, although we will continue to provide our services in Europe to our pharmaceutical clients. We cannot assure you that we will be able to achieve profitability in our European pharmaceutical services, which may materially adversely effect our financial condition, results of operations and price for our common stock.

Any one or all of these factors may cause increased operating costs, lower than anticipated financial performance and may materially adversely effect our business, financial condition and results of operations.

IF WE DO NOT COMPETE EFFECTIVELY IN THE HEALTHCARE AND PHARMACEUTICAL INFORMATION SERVICES INDUSTRIES, THEN OUR BUSINESS MAY BE NEGATIVELY IMPACTED.

The market for healthcare and pharmaceutical information technology consulting is very competitive. We have competitors that provide some or all of the services we provide. In strategic consulting services, we compete with international consulting firms, regional and specialty consulting firms and the consulting groups of international accounting firms such as KPMG LLP, Ernst & Young LLP, Deloitte & Touche LLP, PricewaterhouseCoopers, LLP and Andersen Consulting.

In integration and co-management services, we compete with:

- information system vendors such as HBO & Company, Inc., Shared Medical Systems Corporation and Integrated Systems Solution Corporation, a division of International Business Machines Corporation,

-    service groups of computer equipment companies,

- systems integration companies such as Electronic Data Systems Corporation, Perot Systems Corporation, CAP Gemini America, Inc. and Computer Sciences Corporation,

-    clients' internal information management departments,

- other healthcare consulting firms such as DAOU Systems Inc. and Superior Consultant Holdings Corporation and

- other pharmaceutical consulting firms such as Andersen Consulting, Technology Solutions Corporation, Cap Gemini America, Computer Sciences Corporation's consulting division, and Cambridge Technology Partners, Inc.

In e-health and e-commerce related services, we compete with the traditional competitors outlined above, as well as newer Internet product and service companies such as Razorfish, Scient, TriZetto, and Viant.

Many of our competitors have significantly greater financial, human and marketing resources than us. As a result, such competitors may be able to respond more quickly to new or emerging technologies and changes in customer demands, or to devote greater resources to the development, promotion, sale, and support of their products and services than we do. In addition, as healthcare organizations become larger and more complex, our larger competitors may be better able to serve the needs of such organizations. If we do not compete effectively with current and future competitors, we may be unable to secure new and renewed client engagements, or we may be required to reduce our rates in order to complete effectively. This could result in a reduction in our revenues, resulting in lower earnings or operating losses, and otherwise materially adversely effecting our business, financial condition and results of operations.

IF WE FAIL TO ESTABLISH AND MAINTAIN RELATIONSHIPS WITH VENDORS OF SOFTWARE AND HARDWARE PRODUCTS, IT COULD HAVE A NEGATIVE EFFECT ON OUR ABILITY TO SECURE ENGAGEMENTS.

We have a number of relationships with vendors. For example, we have established a non-exclusive partnership arrangement with Documentum, Inc. Documentum markets document management software applications largely to the pharmaceutical industry. We believe that our relationships with this vendor and others are important to our sales, marketing, and support activities. We often are engaged by vendors or their customers to implement or integrate vendor products based on our relationship with that vendor. If we fail to maintain our relationships with Documentum and other vendors or fails to establish additional new relationships, our business could be materially adversely effected.

OUR RELATIONSHIPS WITH AND INVESTMENTS IN VENDORS OF SOFTWARE AND HARDWARE PRODUCTS COULD HAVE A NEGATIVE IMPACT ON OUR ABILITY TO SECURE CONSULTING ENGAGEMENTS.

Our growing number of relationships with software and hardware vendors could result in clients perceiving that we are not independent from those software and hardware vendors. Our ability to secure assessment and other consulting engagements is often dependent, in part, on our being independent of software and hardware solutions that we may review, analyze or recommend to clients. If clients believe that we are not independent of those software and hardware vendors, clients may not engage us for certain consulting engagements relating to those vendors, which could materially adversely effect our business, financial condition and results of operations.

This is particularly true since we announced the formation of our First Ventures venture capital fund. First Ventures has made initial investments for us in software vendors such as Confer Software, Inc., Sentillion, Inc. and Rover Software, Inc. First Ventures will invest in other companies during 2000 and beyond. Any of First Ventures' investments may be in software or hardware vendors who sell and license products to healthcare, pharmaceutical and other companies that may be our clients. If clients believe that we are not independent of the companies that First Ventures invests in, clients may not engage us for certain consulting engagements relating to those companies, which could materially adversely effect our business, financial condition and results of operations.

WE MAY EXPERIENCE LOSSES IN OUR INVESTMENTS IN FIRST VENTURES.

We have committed up to $15 million to invest through First Ventures, our venture capital fund formed in 1999. First Ventures invests in early-stage companies with limited capitalization and no public market for their shares. Many of these companies have never earned profits or, in some cases, realized any revenues on sales of products or services. We are not assured that these companies will be successful or that we will earn any returns on our investments, and could suffer a loss of our entire investment in First Ventures. Even if the companies in which First Ventures invests are successful, we are not assured that it will be able to sell our shares in those companies or otherwise realize any value in the investments, or that any sale will be on terms favorable to First Ventures and us. If we experience investment losses in First Ventures, this could materially adversely effect our business, financial condition and results of operations.

IF WE FAIL TO KEEP PACE WITH REGULATORY AND TECHNOLOGICAL CHANGES OUR BUSINESS COULD BE MATERIALLY ADVERSELY AFFECTED.

The healthcare and pharmaceutical industries are subject to regulatory and technological changes that may affect the procurement practices and operations of healthcare and pharmaceutical organizations. During the past several years, the healthcare and pharmaceutical industries have been subject to an increase in governmental regulation and reform proposals. These reforms could increase governmental involvement in the healthcare and pharmaceutical industries, lower reimbursement rates or otherwise change the operating environment of our clients. Healthcare and pharmaceutical organizations may react to these proposals by curtailing or deferring investments, including those for our services. We cannot predict with any certainty what impact, if any, such legislative reforms could have on our business.

Technological change in the network and application markets has created high demand for consulting, implementation and integration services. If the pace of technological change were to diminish, we could experience a decrease in demand for our services. Any material decrease in demand would materially adversely effect our business, financial condition and results of operations.

CHANGES IN THE HEALTHCARE AND PHARMACEUTICAL INDUSTRIES COULD NEGATIVELY IMPACT OUR REVENUES.

We derive a substantial portion of all of our revenue from clients in the healthcare industry. As a result, our business, financial condition and results of operations are influenced by conditions affecting this industry, particularly current trends towards consolidation among healthcare and pharmaceutical organizations. Such consolidation may reduce the number of existing and potential clients for our services. In addition, the resulting organizations could have greater bargaining power, which could erode the current pricing structure for our services. The reduction in the size of our target market or our failure to maintain our pricing strategies could have a material adverse effect on our business, financial condition and results of operations.

A substantial portion of our revenues has come from companies in the pharmaceutical business. Our revenues are, in part, linked to the pharmaceutical industry's research and development expenditures. Should any of the following events occur in the pharmaceutical industry, our business could be negatively affected in a material way:

     -    The industry's general economic environment changes adversely;

     -    Companies continue to consolidate; or

     - Research and development expenditures or pharmaceutical companies' expenditures on technology in general decrease.

A trend in the pharmaceutical industry is for companies to "outsource" either large information technology-dependent projects or their information systems staffing requirements. Outsourcing means that, rather than utilize its own employees, a company contracts with a third party to undertake an entire project or to provide technical personnel to augment its own staff. We benefit when pharmaceutical companies outsource to us, but may lose significant future business when pharmaceutical companies outsource to our competitors. If this outsourcing trend slows down or stops, or if pharmaceutical companies direct their business away from us, our financial condition and results of operations could be impacted in a materially adverse way.

WE MAY BE UNABLE TO EFFECTIVELY PROTECT OUR PROPRIETARY INFORMATION AND PROCEDURES.

We must protect our proprietary information, including our proprietary methodologies, research, tools, software code and other information. To do this, we rely on a combination of copyright and trade secret laws and confidentiality procedures to protect our intellectual property. These steps may not protect our proprietary information. In addition, the laws of certain countries do not protect or enforce proprietary rights to the same extent, as do the laws of the United States. We are currently providing our services to clients in international markets. Our proprietary information may not be protected to the same extent as provided under the laws of the United States, if at all. The unauthorized use of our intellectual property could have a material adverse effect on our business, financial condition or results of operations.

WE MAY INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

Our success depends, in part, on not infringing patents, copyrights and other intellectual property rights held by others. We do not know whether patents held or patent applications filed by third parties may force us to alter our methods of business and operation or require us to obtain licenses from third parties. If we attempt to obtain such licenses, we do not know whether we will be granted licenses or whether the terms of those licenses will be fair or acceptable to us. Third parties may assert infringement claims against us in the future. Such claims may result in protracted and costly litigation, penalties and fines, regardless of the merits of such claims.

OUR MANAGEMENT MAY BE ABLE TO EXERCISE CONTROL OVER MATTERS REQUIRING STOCKHOLDER APPROVAL.

Our current officers, directors, and others affiliates beneficially own approximately 50% of our outstanding shares of common stock. As a result, our existing management, if acting together, may be able to exercise control over or significantly influence matters requiring stockholder approval, including the election of directors, mergers, consolidations, sales of all or substantially all of our assets, issuance of additional shares of stock and approval of new stock and option plans.

THE PRICE OF OUR COMMON STOCK MAY BE ADVERSELY AFFECTED BY MARKET VOLATILITY.

The trading price of our common stock fluctuates significantly. Since our common stock began trading publicly, the reported sale price of our common stock on the Nasdaq National Market has been as high as $29.13 and as low as $4.06 per share. This price may be influenced by many factors, including:

-    our performance and prospects;

-    the depth and liquidity of the market for our common stock;

-    investor perception of us and the industries in which we operate;

-    changes in earnings estimates or buy/sell recommendations by analysts;

-    general financial and other market conditions; and

-    domestic and international economic conditions.


In addition, public stock markets have experienced, and are currently experiencing, extreme price and trading volume volatility, particularly in high technology sectors of the market. This volatility has significantly affected the market prices of securities of many companies for reasons frequently unrelated to or disproportionately impacted by the operating performance of these companies. These broad market fluctuations may adversely affect the market price of our common stock. As a result, we may be unable to raise capital or use our stock to acquire businesses on attractive terms and investors may be unable to resell their shares of our common stock at or above their purchase price.

IF OUR STOCK PRICE IS VOLATILE, WE MAY BECOME SUBJECT TO SECURITIES LITIGATION WHICH IS EXPENSIVE AND COULD RESULT IN A DIVERSION OF RESOURCES.

If our stock price experiences periods of volatility, our security holders may initiate securities class action litigation against us. If we become involved in this type of litigation it could be very expensive and divert our management's attention and resources, which could materially and adversely affect our business and financial condition.

OUR CHARTER DOCUMENTS, DELAWARE LAW AND STOCKHOLDERS RIGHTS PLAN WILL MAKE IT MORE DIFFICULT TO ACQUIRE US AND MAY DISCOURAGE TAKE-OVER ATTEMPTS AND THUS DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.

Our Board of Directors has the authority to issue up to 10,000,000 shares of undesignated preferred stock, to determine the powers, preferences and rights and the qualifications, limitations or restrictions granted to or imposed upon any unissued series of undesignated preferred stock and to fix the number of shares constituting any series and the designation of such series, without any further vote or action by our stockholders. The preferred stock could be issued with voting, liquidation, dividend and other rights superior to the rights of our common stock. Furthermore, any preferred stock may have other rights, including economic rights, senior to our common stock, and as a result, the issuance of any preferred stock could depress the market price of our common stock.

In addition, our certificate of incorporation eliminates the right of stockholders to act without a meeting and does not provide cumulative voting for the election of directors. Our certificate of incorporation also provides for a classified board of directors. The ability of our Board of Directors to issue preferred stock and these other provisions of our certificate of incorporation and bylaws may have the effect of deterring hostile takeovers or delaying changes in control or management.

We are subject to the provisions of Section 203 of the Delaware General Corporation Law, which could delay or prevent a change in control of us, impede a merger, consolidation or other business combination involving us or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control. Any of these provisions which may have the effect of delaying or preventing a change in control could adversely effect the market value of our common stock.

In 1999, our Board of Directors adopted a share purchase rights plan that is intended to protect our stockholders' interests in the event we are confronted with coercive takeover tactics. Pursuant to the stockholders rights plan, we distributed "rights" to purchase shares of a newly created series of preferred stock. Under some circumstances these rights become the rights to purchase shares of our common stock or securities of an acquiring entity at one-half the market value. The rights are not intended to prevent our takeover, rather they are designed to deal with the possibility of unilateral actions by hostile acquirers that could deprive our Board of Directors and stockholders of their ability to determine our destiny and obtain the highest price for our common stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements

              Not applicable.

         (b)  Pro Forma Financial Information

              Not applicable.

         (c)  Exhibits

              Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               FIRST CONSULTING GROUP, INC.

                               By:  /s/ Robert R. Holmen
                                  ------------------------------------
                                    Name:  Robert R. Holmen
                                    Title:  General Counsel
                                    (Principal financial and accounting officer)





         Date:     December 15, 2000